Member Audio/Web Conference November 3, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-
Looking Information

Statements contained in these slides, including statements describing the objectives, projections, estimates, or predictions of the future of the Bank, may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,”
“believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Federal Home
Loan Bank of Pittsburgh (the Bank) cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments; political, legislative, regulatory, litigation, or judicial events or actions; changes in assumptions used in the quarterly Other-Than-Temporary Impairment
(OTTI) process; risks related to mortgage-backed securities; changes in the assumptions used in the allowance for credit losses;
changes in the Bank’s capital structure; changes in the Bank’s capital requirements; membership changes; changes in the demand by Bank members for Bank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for Bank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the FHLBank System’s debt rating or the Bank’s rating; the ability of the
Bank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which the Bank has joint and several liability; applicable Bank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; the Bank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology risks; and timing and volume of market activity. We do not undertake to update any forward-looking information. Some of the data set forth herein is unaudited.

Over/
2014 2013 (Under)
Net interest income 200.4 $  135.0 $  65.4 $
Provision (benefit) for credit losses (3.9)        (2.0)        (1.9)
Gains on litigation settlements, net 50.7       1.5         49.2
All other income 12.6       31.0       (18.4)
Other expenses 54.8       53.7       1.1
Income before assessment 212.8     115.8     97.0
AHP 21.3       11.7       9.6
Net income 191.5 $  104.1 $  87.4 $
Net interest margin (bps) 39 30 9
Earned dividend spread 8.56% 4.76% 3.80%
Nine months ended Sept 30,
Financial Highlights – Statement of Income
(in millions)

Quarterly Net Income
3Qtr 14 2Qtr 14 1Qtr 14 4Qtr 13 3Qtr 13
Net income 67.0 $    44.6 $    79.9 $    43.7 $    43.5 $
Derivative and hedging activity
0.2 $      (9.5) $     (9.2) $     16.1 $    5.4 $
Net gains (losses) on trading
securities
(0.1)        6.8          9.8          (5.1)        0.2
Gains on litigation
settlements, net
14.1       -           36.6       -           -
Net gains on early
extinguishment of debt -           -           -           -           9.6
(in millions)

Financial Highlights – Selected Balance Sheet
2014 2013 Amount
Average:
Total assets 70,257 $   59,926 $   10,331 $   17%
Advances 49,166      38,028      11,138     29
Total investments 17,196      17,814      (618)         (3)
Sept 30, Dec 31,
2014 2013 Amount
Spot:
Advances 53,054 $   50,248 $   2,806 $    6%
Capital stock 3,079       2,962       117          4
Retained earnings 804          686          118          17
Percent
Over/(Under)
Over/(Under)
Percent
Nine months ended Sept 30,
(in millions)
(in millions)

(in millions)
Sept 30, Dec 31,
2014 2013
Permanent capital 3,884 $   3,648 $
Excess permanent capital
over RBC requirement 3,002 $   2,595 $
Capital ratio (4% minimum) 5.1% 5.2%
Leverage ratio (5% minimum) 7.6% 7.7%
Market value/capital stock (MV/CS)
134.9% 128.0%
Capital Requirements

Member Audio/Web Conference November 3, 2014